ATTACHMENT B

SCHEDULE OF SUBSEQUENT MORTGAGE LOANS

EXHIBIT 99.1

Unless otherwise noted, all statistical percentages or weighted averages set forth below are measured as a percentage of the aggregate Principal Balance of the Initial Mortgage Loans and Additional Mortgage Loans in the Mortgage Pool as of the related Cut-off Date and the Subsequent Mortgage Loans in the Mortgage Pool as of the Subsequent Cut-off Date and the term Cut-off Date as used in this Exhibit 99.1 means September 1, 2006 or October 1, 2006, as applicable.

Fremont Home Loan Trust 2006-3 (the “Trust”) will consist of a pool of approximately 6,929 residential mortgage loans (the “Mortgage Loans”) with a Cut-off Date Principal Balance of approximately $1,580,935,604.

All of the Mortgage Loans will be secured by first or second mortgages or deeds of trust or other similar security instruments (each, a “Mortgage”). The Mortgages create first and second liens on one- to four-family residential properties consisting of one- to four-family dwelling units, planned unit developments, manufactured homes, row houses and townhouses and individual condominium units (each, a “Mortgaged Property”).

Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a “Mortgage Rate”). Approximately 79.96% of the Mortgage Loans are adjustable-rate mortgage loans (the “Adjustable-Rate Mortgage Loans”) and approximately 20.04% of the Mortgage Loans are fixed-rate mortgage loans (the “Fixed-Rate Mortgage Loans”).

Each Fixed-Rate mortgage loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

Generally, the Adjustable-Rate Mortgage Loans accrue interest at a Mortgage Rate that is adjustable following an initial period of two years, three years or five years following origination. Generally, the Adjustable-Rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an “Adjustment Date”); provided, that (i) the first adjustment of the rates for approximately 96.10% of the Adjustable-Rate Mortgage Loans (by aggregate principal balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date) will not occur until two years after the date of origination, (ii) the first adjustment of the rates for approximately 3.29% of the Adjustable-Rate Mortgage Loans (by aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date), will not occur until three years after the date of origination and (iii) the first adjustment of the rates for approximately 0.61% of the Adjustable Rate Mortgage Loans (by aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date), will not occur until five years after the date of origination (each such Adjustable-Rate Mortgage Loan, a “Delayed First Adjustment Mortgage Loan”). On each Adjustment Date for each Adjustable-Rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125% of Six-Month LIBOR or One-Year LIBOR, as applicable, and a fixed percentage amount (the “Gross Margin”). The Mortgage Rate on any Adjustable-Rate Mortgage Loan will not increase or decrease on the first related Adjustment Date by more than a stated percentage (up to 3.000% per annum, as specified in the related mortgage note) on the first related Adjustment Date (the “Initial Periodic Rate Cap”) and will not increase or decrease by more than a stated percentage (up to 1.500% per annum, as specified in the related mortgage note) on any Adjustment Date thereafter (the “Periodic Rate Cap”). The Adjustable-Rate Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.986% per annum and a weighted average Periodic Rate Cap of approximately 1.500% per annum thereafter. Each Mortgage Rate on each Adjustable-Rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the “Maximum Mortgage Rate”) or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the “Minimum Mortgage Rate”). Effective with the first monthly payment due on each Adjustable-Rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Adjustable-Rate Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted, unless such Mortgage Loan is an interest only Mortgage Loan which is still in its interest only period or a balloon loan. Due to the application of the Initial Periodic Rate Caps, the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each Adjustable-Rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this prospectus supplement. None of Mortgage Loans with an adjustable-rate will permit the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

Approximately 7.10% of the Mortgage Loans (the “Interest Only Mortgage Loans”), provide that for a period ranging from two to five years after origination, the required monthly payments are limited to accrued interest (each, an “Interest Only Period”). At the end of the Interest Only Period, the monthly payments on each such Mortgage Loan will be recalculated to provide for amortization of the Principal Balance by the maturity date and payment of interest at the then-current Mortgage Rate.

Approximately 60.09% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan provides for payment of a prepayment charge on partial prepayments and prepayments in full made within a stated number of months that is between one and five years from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and with respect to approximately 85.76% of the Mortgage Loans that have a prepayment charge, the prepayment charge is equal to six months’ interest on any amounts prepaid in excess of 20% of the original Principal Balance of the related Mortgage Loan in any 12 month period. The holders of the Class P Certificates will be entitled to prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of Certificates. Under certain circumstances, as described in the Pooling Agreement, the Servicer may waive the payment of any otherwise applicable prepayment charge.

The Index. The index with respect to the adjustable-rate Mortgage Loans is the average of interbank offered rates for six-month or one-year U.S. dollar deposits in the London market based on quotations of major banks, and most recently available as of a day specified in the related note as published by the Western Edition of The Wall Street Journal (“Six-Month LIBOR”, “One-Year LIBOR” or the “Index”). If the Index becomes unpublished or is otherwise unavailable, the Servicer will select an alternative index which is based upon comparable information.

Mortgage Loan Statistics

The following statistical information, unless otherwise specified, is based upon percentages of the aggregate Cut-off Date Principal Balance of the Mortgage Loans.

Approximately 39.45% of the Mortgage Loans had loan-to-value ratios at origination in excess of 80% No Mortgage Loan had a loan-to-value ratio at origination in excess of 100% The weighted average loan-to-value ratio of the Mortgage Loans at origination was approximately 81.77% There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the related Originator’s determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination. See “Risk Factors—High Loan-to-Value Ratios Increase Risk of Loss.”

Approximately 100% of the Mortgage Loans have a scheduled payment due each month (the “Due Date”) on the first day of the month. The remainder of the Mortgage Loans have Due Dates throughout each month.

The weighted average remaining term to maturity of the Mortgage Loans was approximately 358 months as of the Cut-off Date. None of the Mortgage Loans had a first Due Date prior to March 2006 or after November 2006 or has a remaining term to maturity of less than 118 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Mortgage Loan is October 2036.

The average Principal Balance of the Mortgage Loans at origination was approximately $228,266. The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $228,162. No Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $1,238,390 or less than approximately $14,969.

As of the Cut-off Date, the Mortgage Loans had Mortgage Rates of not less than 5.390% per annum and not more than 14.250% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.561% annum. As of the Cut-off Date, the Adjustable-Rate Mortgage Loans had Gross Margins ranging from 2.810% per annum to 6.990% per annum, Minimum Mortgage Rates ranging from 5.390% per annum to 14.250% per annum and Maximum Mortgage Rates ranging from 11.390% per annum to 20.250% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Mortgage Loans was approximately 6.145% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 8.553% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 14.554% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Mortgage Loan occurs in September 2011 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Mortgage Loans is approximately 24 months.

The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding).

Cut-off Date Principal Balances of the Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
0.01 - 50,000.00	531	$18,677,676.44	1.18%	11.386%	338	99.04%	646
50,000.01 - 100,000.00	1,129	85,454,633.96	5.41	10.275	358	89.72	626
100,000.01 - 150,000.00	1,085	136,395,367.37	8.63	9.460	358	84.20	615
150,000.01 - 200,000.00	1,024	178,833,199.26	11.31	8.810	358	80.85	617
200,000.01 - 250,000.00	742	166,829,911.40	10.55	8.618	359	80.23	611
250,000.01 - 300,000.00	554	152,121,370.74	9.62	8.528	359	80.21	618
300,000.01 - 350,000.00	502	163,043,522.27	10.31	8.159	358	80.68	633
350,000.01 - 400,000.00	369	138,206,199.00	8.74	8.270	359	81.16	627
400,000.01 - 450,000.00	253	107,703,057.30	6.81	8.357	358	81.30	631
450,000.01 - 500,000.00	208	99,122,547.94	6.27	8.020	359	81.34	650
500,000.01 - 550,000.00	178	93,361,627.27	5.91	8.018	359	82.27	649
550,000.01 - 600,000.00	109	62,760,099.59	3.97	8.116	359	82.43	641
600,000.01 - 650,000.00	68	42,760,917.87	2.70	7.720	356	80.04	655
650,000.01 - 700,000.00	50	33,756,280.70	2.14	8.047	359	81.17	651
700,000.01 - 750,000.00	36	26,108,263.68	1.65	8.312	359	80.56	637
750,000.01 - 800,000.00	62	48,589,217.83	3.07	8.214	359	78.03	643
800,000.01 - 850,000.00	11	9,076,992.24	0.57	7.354	359	76.49	656
850,000.01 - 900,000.00	3	2,600,677.31	0.16	8.120	359	81.71	634
900,000.01 - 950,000.00	1	920,000.00	0.06	7.100	359	80.00	695
950,000.01 - 1,000,000.00	9	8,888,417.57	0.56	7.133	359	78.06	680
1,000,000.01+	5	5,725,624.34	0.36	7.147	359	78.56	679
Total	6,929	$1,580,935,604.08	100.00%	8.561%	358	81.77%	629
___________________
(1)	The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $228,162.

Credit Scores for the Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
500 - 524	374	$83,680,997.94	5.29%	10.225%	358	71.11%	512
525 - 549	457	102,944,481.44	6.51	9.665	359	74.46	536
550 - 574	655	146,590,523.93	9.27	9.038	358	81.16	562
575 - 599	653	158,060,302.81	10.00	8.842	359	82.69	587
600 - 624	1,276	256,581,398.74	16.23	8.575	359	85.00	611
625 - 649	1,073	229,240,868.92	14.50	8.401	358	83.83	638
650 - 674	1,082	240,867,964.27	15.24	8.181	358	83.36	662
675 - 699	617	152,286,153.52	9.63	8.017	358	82.93	687
700+	742	210,682,912.51	13.33	7.803	358	80.47	733
Total	6,929	$1,580,935,604.08	100.00%	8.561%	358	81.77%	629
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(1)	The weighted average credit score of the Mortgage Loans that had credit scores was approximately 629.

Original Terms to Maturity of the Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
120	18	$792,457.55	0.05%	11.295%	119	99.56%	669
180	93	4,316,949.89	0.27	9.672	179	87.40	626
240	13	1,730,167.84	0.11	8.335	239	75.91	652
360	6,805	1,574,096,028.80	99.57	8.557	359	81.75	629
Total	6,929	$1,580,935,604.08	100.00%	8.561%	358	81.77%	629
___________________
(1)	The weighted average original term to maturity of the Mortgage Loans was approximately 359 months.

Remaining Terms to Maturity of the Mortgage Loans(1)

State Remaining Term (months)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
61 - 120	18	$792,457.55	0.05%	11.295%	119	99.56%	669
121 - 180	93	4,316,949.89	0.27	9.672	179	87.40	626
181 - 240	13	1,730,167.84	0.11	8.335	239	75.91	652
301 - 360	6,805	1,574,096,028.80	99.57	8.557	359	81.75	629
Total	6,929	$1,580,935,604.08	100.00%	8.561%	358	81.77%	629
___________________
(1)	The weighted average remaining term to maturity of the Mortgage Loans was approximately 358 months.

Property Types of the Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
2 Units	542	$147,939,553.98	9.36%	8.483%	359	81.00%	645
3 Units	35	12,596,750.00	0.80	8.195	358	80.00	670
4 Units	29	9,207,877.03	0.58	8.414	359	75.66	661
Condominium	506	96,192,865.03	6.08	8.763	358	82.67	640
PUD	1	822,000.00	0.05	8.950	360	78.29	588
Single Family	5,816	1,314,176,558.04	83.13	8.559	358	81.85	626
Total	6,929	$1,580,935,604.08	100.00%	8.561%	358	81.77%	629

Occupancy Status of the Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
Non-owner	457	$90,499,295.76	5.72%	8.927%	358	81.84%	640
Primary	6,418	1,475,887,176.79	93.36	8.540	358	81.83	629
Second Home	54	14,549,131.53	0.92	8.409	359	75.78	622
Total	6,929	$1,580,935,604.08	100.00%	8.561%	358	81.77%	629
___________________
(1)	Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
Cash Out Refinance	3,226	$823,865,402.44	52.11%	8.531%	358	79.43%	610
Home Improvement	187	54,339,444.84	3.44	8.375	358	78.57	614
Purchase	3,449	685,814,190.08	43.38	8.618	358	84.92	654
Rate/Term Refinance	67	16,916,566.72	1.07	8.313	359	78.67	613
Total	6,929	$1,580,935,604.08	100.00%	8.561%	358	81.77%	629

Original Loan-to-Value Ratios of the Mortgage Loans(1)(2)

Original LTV (%)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
0.01 - 49.99	143	$27,714,325.13	1.75%	8.404%	358	40.98%	610
50.00 - 54.99	69	16,044,664.75	1.01	8.499	356	52.28	602
55.00 - 59.99	100	25,941,614.65	1.64	8.822	359	57.63	587
60.00 - 64.99	161	42,250,913.17	2.67	8.676	356	62.85	607
65.00 - 69.99	191	47,177,077.38	2.98	8.804	359	66.70	593
70.00 - 74.99	282	75,566,053.29	4.78	8.808	359	71.94	588
75.00 - 79.99	398	115,476,949.27	7.30	8.505	358	76.79	601
80.00	2,092	607,051,194.01	38.40	8.038	359	80.00	654
80.01 - 84.99	116	33,559,454.85	2.12	8.231	359	83.77	613
85.00 - 89.99	599	156,246,929.37	9.88	8.425	359	85.97	607
90.00 - 94.99	939	220,183,269.28	13.93	8.675	358	90.23	616
95.00 - 99.99	358	73,651,270.26	4.66	8.880	357	95.28	621
100.00	1,481	140,071,888.67	8.86	10.498	355	100.00	656
Total	6,929	$1,580,935,604.08	100.00%	8.561%	358	81.77%	629
___________________
(1)
The weighted average original loan-to-value ratio, with respect to first-lien Mortgage Loans or combined original loan-to-value, with respect to second-lien Mortgage Loans as of the Cut-off Date was approximately 81.77%.

(2)	For a description of the determination of loan-to-value ratio by the related Originator see “The Originator” in this prospectus supplement.

Product Type of the Mortgage Loans

Product Type	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
2/28 6 MO LIBOR	2,422	$541,992,055.54	34.28%	8.967%	359	81.64%	605
2/28 6 MO LIBOR 40/30 Balloon	1,604	473,678,843.99	29.96	8.385	359	80.03	629
2/28 6 MO LIBOR 50/30 Balloon	290	93,944,189.29	5.94	8.212	359	81.33	631
2/28 6 MO LIBOR IO	315	105,242,511.09	6.66	7.738	359	82.51	648
3/27 6 MO LIBOR	63	13,400,715.92	0.85	8.463	359	84.34	632
3/27 6 MO LIBOR 40/30 Balloon	49	15,091,663.50	0.95	7.876	359	80.10	653
3/27 6 MO LIBOR 50/30 Balloon	22	8,550,929.83	0.54	7.879	359	82.87	655
3/27 6 MO LIBOR IO	17	4,537,706.00	0.29	7.594	359	87.93	662
5/25 6 MO LIBOR	11	3,390,796.19	0.21	8.541	359	85.51	635
5/25 6 MO LIBOR 40/30 Balloon	3	798,628.52	0.05	8.017	358	62.27	665
5/25 6 MO LIBOR 50/30 Balloon	3	1,007,419.26	0.06	7.108	359	79.58	630
5/25 6 MO LIBOR IO	8	2,462,475.00	0.16	7.120	359	80.01	654
Fixed Rate	1,947	258,203,063.59	16.33	8.854	354	85.31	661
Fixed Rate 40/30 Balloon	122	40,719,515.82	2.58	7.455	359	80.05	671
Fixed Rate 50/30 Balloon	53	17,915,090.54	1.13	7.442	359	80.74	658
Total	6,929	$1,580,935,604.08	100.00%	8.561%	358	81.77%	629

Geographic Distribution of the Mortgaged Properties related to the Mortgage Loans(1)

Geographic Distribution	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
Alabama	2	$331,500.00	0.02%	8.415%	360	96.33%	654
Arizona	155	29,584,756.16	1.87	8.655	359	83.48	622
Arkansas	9	1,348,600.01	0.09	9.087	359	92.84	587
California	1,178	374,724,195.91	23.70	8.261	358	79.91	642
Colorado	87	14,270,373.72	0.90	8.436	358	86.73	622
Connecticut	96	20,173,729.50	1.28	8.697	359	82.37	622
Delaware	19	2,530,316.53	0.16	9.280	353	83.71	588
District of Columbia	43	11,833,988.20	0.75	8.680	359	75.07	611
Florida	1,122	228,507,832.33	14.45	8.705	359	81.55	621
Georgia	286	43,920,711.12	2.78	8.670	357	85.81	623
Hawaii	59	19,791,456.86	1.25	8.170	359	76.87	639
Idaho	28	4,454,322.88	0.28	9.026	359	84.08	592
Illinois	528	99,194,900.60	6.27	8.778	358	83.70	630
Indiana	39	4,852,026.45	0.31	9.172	358	87.82	612
Iowa	4	607,719.57	0.04	9.345	359	87.25	588
Kansas	6	514,575.42	0.03	9.824	340	90.15	622
Kentucky	21	2,917,861.86	0.18	8.417	348	85.28	595
Maine	9	1,244,644.47	0.08	9.519	356	88.20	587
Maryland	500	123,348,108.42	7.80	8.689	358	81.67	617
Massachusetts	253	65,024,264.90	4.11	8.481	358	81.02	623
Michigan	126	17,177,939.11	1.09	9.332	357	88.02	603
Minnesota	91	15,141,884.60	0.96	8.546	358	83.08	629
Missouri	45	4,113,103.43	0.26	9.479	357	88.64	594
Montana	1	136,776.31	0.01	9.700	359	90.00	617
Nebraska	5	470,011.78	0.03	9.069	359	87.66	596
Nevada	85	19,756,894.35	1.25	8.658	359	83.06	632
New Hampshire	19	4,014,708.86	0.25	9.145	359	82.36	592
New Jersey	303	79,785,150.95	5.05	8.825	358	82.27	628
New Mexico	25	4,145,716.27	0.26	9.179	358	79.19	596
New York	580	180,303,377.30	11.40	8.315	359	80.74	648
North Carolina	110	14,591,647.83	0.92	9.079	357	85.34	612
Ohio	75	8,726,467.04	0.55	8.975	359	88.32	613
Oklahoma	5	439,037.53	0.03	9.546	359	81.31	577
Oregon	23	4,311,997.94	0.27	8.672	358	79.75	613
Pennsylvania	162	20,807,820.15	1.32	9.052	357	84.42	611
Rhode Island	46	9,200,036.03	0.58	8.788	359	82.77	631
South Carolina	54	8,211,470.47	0.52	8.884	358	86.01	598
Tennessee	65	6,751,336.46	0.43	9.205	357	86.10	594
Texas	162	28,019,758.46	1.77	8.123	350	79.68	645
Utah	32	5,346,769.21	0.34	8.999	359	87.02	609
Virginia	245	58,654,801.21	3.71	8.739	359	82.42	620
Washington	114	23,701,339.27	1.50	8.591	359	83.60	619
West Virginia	14	2,578,556.31	0.16	8.645	358	88.55	600
Wisconsin	98	15,373,118.30	0.97	8.709	359	85.80	624
Total	6,929	$1,580,935,604.08	100.00%	8.561%	358	81.77%	629
___________________
(1)	The greatest ZIP Code geographic concentration of Mortgage Loans was approximately 0.32 % in the 20721 ZIP Code.

Documentation Levels of the Mortgage Loans(1)

Documentation Type	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
Easy Documentation	75	$20,329,297.05	1.29%	8.646%	358	84.50%	599
Full Documentation	4,341	934,158,464.54	59.09	8.241	358	83.21	622
Stated Documentation	2,513	626,447,842.49	39.63	9.036	358	79.53	640
Total	6,929	$1,580,935,604.08	100.00%	8.561%	358	81.77%	629
___________________
(1)	For a description of each Documentation Level, see “The Originator” in this prospectus supplement.

Current Mortgage Rates of the Mortgage Loans(1)

Current Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
5.000 - 5.499	2	$604,000.00	0.04%	5.420%	360	77.52%	656
5.500 - 5.999	62	23,805,841.51	1.51	5.960	359	66.89	711
6.000 - 6.499	141	52,666,642.02	3.33	6.272	359	74.53	689
6.500 - 6.999	359	126,246,846.49	7.99	6.797	358	78.41	670
7.000 - 7.499	411	126,999,598.20	8.03	7.262	358	79.95	655
7.500 - 7.999	850	261,273,436.84	16.53	7.770	359	81.21	651
8.000 - 8.499	716	199,654,944.88	12.63	8.263	359	82.08	637
8.500 - 8.999	1,127	300,278,162.56	18.99	8.760	358	83.04	618
9.000 - 9.499	649	149,302,173.92	9.44	9.235	359	82.89	601
9.500 - 9.999	728	134,634,518.81	8.52	9.729	358	83.12	581
10.000 - 10.499	414	54,804,832.70	3.47	10.222	357	85.49	588
10.500 - 10.999	403	54,034,174.49	3.42	10.755	358	82.41	585
11.000 - 11.499	369	35,383,334.60	2.24	11.230	357	90.35	626
11.500 - 11.999	297	29,264,008.69	1.85	11.713	356	86.18	601
12.000 - 12.499	262	21,261,458.50	1.34	12.258	356	86.62	595
12.500 - 12.999	108	9,122,608.20	0.58	12.715	348	77.33	570
13.000 - 13.499	21	1,006,913.79	0.06	13.175	342	97.74	620
13.500 - 13.999	9	332,107.88	0.02	13.779	290	84.67	603
14.000 - 14.499	1	260,000.00	0.02	14.250	360	65.00	520
Total	6,929	$1,580,935,604.08	100.00%	8.561%	358	81.77%	629
___________________
(1)	The weighted average current Mortgage Rate of the Mortgage Loans as of the Cut-off Date was approximately 8.561% per annum.

Gross Margins of the Adjustable-Rate Mortgage Loans(1)

Gross Margin (%)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
2.500 - 2.999	2	$604,000.00	0.05%	5.420%	360	77.52%	656
3.000 - 3.499	11	3,742,263.90	0.30	5.838	359	76.03	656
3.500 - 3.999	45	15,466,776.81	1.22	6.372	359	77.39	667
4.000 - 4.499	153	50,516,699.53	4.00	6.799	359	80.04	666
4.500 - 4.999	295	93,370,232.15	7.39	7.294	359	79.98	653
5.000 - 5.499	485	146,391,810.17	11.58	7.780	359	81.13	646
5.500 - 5.999	648	186,730,480.02	14.77	8.396	359	81.52	631
6.000 - 6.499	718	193,785,704.13	15.33	8.724	359	83.32	621
6.500 - 6.999	2,450	573,489,967.42	45.37	9.183	359	80.66	601
Total	4,807	$1,264,097,934.13	100.00%	8.553%	359	81.12%	621
___________________
(1)	The weighted average Gross Margin of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 6.145% per annum.

Month of Next Rate Adjustment for the Adjustable-Rate Mortgage Loans(1)

Month of Next Rate Change	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
February 1, 2008	1	$153,205.72	0.01%	7.200%	353	80.00%	637
March 1, 2008	1	175,624.65	0.01	7.300	354	80.00	711
April 1, 2008	12	4,316,967.78	0.34	7.983	355	79.84	652
May 1, 2008	23	7,811,557.35	0.62	8.230	356	78.80	642
June 1, 2008	189	50,257,826.30	3.98	8.585	357	81.51	625
July 1, 2008	671	163,922,113.28	12.97	8.721	358	81.17	614
August 1, 2008	1,692	437,295,407.54	34.59	8.613	359	80.79	617
September 1, 2008	2,006	542,085,997.29	42.88	8.510	360	81.26	623
October 1, 2008	36	8,838,900.00	0.70	8.570	360	80.76	604
June 1, 2009	3	711,710.74	0.06	10.606	357	70.08	533
July 1, 2009	9	2,003,494.73	0.16	7.832	358	81.40	675
August 1, 2009	59	15,235,576.64	1.21	8.074	359	84.32	655
September 1, 2009	70	21,443,583.14	1.70	7.968	359	82.03	644
October 1, 2009	10	2,186,650.00	0.17	7.774	360	86.95	639
July 1, 2011	4	1,548,334.88	0.12	8.153	358	79.26	681
August 1, 2011	8	1,874,371.32	0.15	7.735	359	79.06	649
September 1, 2011	13	4,236,612.77	0.34	7.774	359	81.66	627
Total	4,807	$1,264,097,934.13	100.00%	8.553%	359	81.12%	621
___________________
(1)	The weighted average time until the next Adjustment Date for the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 24 months.

Maximum Mortgage Rates of the Adjustable-Rate Mortgage Loans(1)

Maximum Interest Rate (%)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
11.000 - 11.499	2	$604,000.00	0.05%	5.420%	360	77.52%	656
11.500 - 11.999	14	4,418,338.37	0.35	5.829	359	76.64	673
12.000 - 12.499	52	18,442,898.43	1.46	6.314	359	78.82	676
12.500 - 12.999	224	76,447,771.73	6.05	6.815	359	79.53	667
13.000 - 13.499	330	101,871,048.06	8.06	7.257	359	80.40	653
13.500 - 13.999	731	226,511,746.33	17.92	7.770	359	81.06	650
14.000 - 14.499	636	181,152,325.17	14.33	8.266	359	82.03	638
14.500 - 14.999	1,046	282,516,038.87	22.35	8.760	359	82.96	617
15.000 - 15.499	621	144,898,032.49	11.46	9.232	359	82.95	601
15.500 - 15.999	566	118,349,566.97	9.36	9.721	359	82.00	574
16.000 - 16.499	214	39,369,757.49	3.11	10.218	359	80.95	561
16.500 - 16.999	184	34,627,088.80	2.74	10.704	359	74.37	543
17.000 - 17.499	56	10,450,433.91	0.83	11.194	359	70.59	531
17.500 - 17.999	68	11,830,305.00	0.94	11.687	359	66.52	537
18.000 - 18.499	33	7,072,568.90	0.56	12.230	359	60.13	536
18.500 - 18.999	27	5,094,051.29	0.40	12.693	359	60.86	529
19.000 - 19.499	1	71,983.53	0.01	13.000	359	80.00	521
19.500 - 19.999	1	109,978.79	0.01	13.750	359	61.11	522
20.000 - 20.499	1	260,000.00	0.02	14.250	360	65.00	520
Total	4,807	$1,264,097,934.13	100.00%	8.553%	359	81.12%	621
___________________
(1)	The weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 14.554% per annum.

Minimum Mortgage Rates of the Adjustable-Rate Mortgage Loans(1)

Minimum Interest Rate (%)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
5.000 - 5.499	3	$964,000.00	0.08%	6.402%	360	78.44%	638
5.500 - 5.999	14	4,418,338.37	0.35	5.829	359	76.64	673
6.000 - 6.499	52	18,442,898.43	1.46	6.314	359	78.82	676
6.500 - 6.999	224	76,447,407.49	6.05	6.815	359	79.53	667
7.000 - 7.499	332	102,301,503.76	8.09	7.258	359	80.40	653
7.500 - 7.999	728	225,818,154.87	17.86	7.770	359	81.05	650
8.000 - 8.499	636	181,055,825.17	14.32	8.266	359	82.04	638
8.500 - 8.999	1,047	283,123,745.45	22.40	8.759	359	82.95	618
9.000 - 9.499	620	144,290,325.91	11.41	9.235	359	82.96	600
9.500 - 9.999	566	118,349,566.97	9.36	9.721	359	82.00	574
10.000 - 10.499	214	39,369,757.49	3.11	10.218	359	80.95	561
10.500 - 10.999	184	34,627,088.80	2.74	10.704	359	74.37	543
11.000 - 11.499	57	10,560,433.91	0.84	11.194	359	70.49	531
11.500 - 11.999	67	11,720,305.00	0.93	11.692	359	66.58	537
12.000 - 12.499	33	7,072,568.90	0.56	12.230	359	60.13	536
12.500 - 12.999	27	5,094,051.29	0.40	12.693	359	60.86	529
13.000 - 13.499	1	71,983.53	0.01	13.000	359	80.00	521
13.500 - 13.999	1	109,978.79	0.01	13.750	359	61.11	522
14.000 - 14.499	1	260,000.00	0.02	14.250	360	65.00	520
Total	4,807	$1,264,097,934.13	100.00%	8.553%	359	81.12%	621
___________________
(1)	The weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 8.553% per annum.

Initial Periodic Rate Caps of the Adjustable-Rate Mortgage Loans(1)

Initial Period Cap Rate (%)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
2.000	57	$18,301,408.31	1.45%	8.283%	356	79.82%	646
3.000	4,750	1,245,796,525.82	98.55	8.557	359	81.14	621
Total	4,807	$1,264,097,934.13	100.00%	8.553%	359	81.12%	621
___________________
(1)	Relates solely to initial rate adjustments.

Subsequent Periodic Rate Caps of the Adjustable-Rate Mortgage Loans(1)

Subsequent Period Cap Rate (%)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
1.500	4,807	1,264,097,934.13	100.00%	8.553	359	81.12	621
Total	4,807	1,264,097,934.13	100.00%	8.553	359	81.12	621
___________________
(1)	Relates to all rate adjustments subsequent to initial rate adjustments.

Cut-off Date Principal Balances of the Group I Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
0.01 - 50,000.00	238	$8,047,646.42	1.23%	11.3095	337	99.37%	643
50,000.01 - 100,000.00	446	34,053,613.08	5.20	9.699	357	84.11	610
100,000.01 - 150,000.00	593	75,317,838.16	11.50	8.976	358	79.76	600
150,000.01 - 200,000.00	635	110,447,374.64	16.86	8.768	358	78.41	604
200,000.01 - 250,000.00	479	107,910,343.73	16.47	8.652	358	78.79	602
250,000.01 - 300,000.00	328	90,268,645.30	13.78	8.637	359	78.37	602
300,000.01 - 350,000.00	291	94,492,338.11	14.42	8.220	358	79.28	619
350,000.01 - 400,000.00	215	80,628,608.63	12.31	8.278	358	79.74	613
400,000.01 - 450,000.00	82	34,264,751.79	5.23	8.382	357	79.76	620
450,000.01 - 500,000.00	21	10,077,921.38	1.54	7.585	359	79.93	675
500,000.01 - 550,000.00	15	7,809,488.07	1.19	7.809	359	81.22	648
550,000.01 - 600,000.00	1	560,000.00	0.09	6.150	360	74.17	796
600,000.01 - 650,000.00	2	1,245,500.01	0.19	7.873	359	76.39	732
Total	3,346	$655,124,069.32	100.00%	8.641%	358	79.59%	610
___________________
(1)	The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $195,793.21

Credit Scores for the Group I Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
500 - 524	274	$54,584,927.88	8.33%	10.220%	357	70.37%	513
525 - 549	323	68,392,968.02	10.44	9.666	359	73.19	535
550 - 574	429	85,289,196.93	13.02	9.019	359	79.20	562
575 - 599	406	82,141,408.37	12.54	8.832	359	80.85	586
600 - 624	586	106,872,886.86	16.31	8.540	358	84.02	612
625 - 649	467	85,422,328.28	13.04	8.234	357	82.55	637
650 - 674	422	76,634,689.82	11.70	7.921	357	82.16	661
675 - 699	191	38,929,389.17	5.94	7.759	356	80.73	687
700+	248	56,856,273.99	8.68	7.427	358	77.82	735
Total	3,346	$655,124,069.32	100.00%	8.641%	358	79.59%	610
___________________
(1)	The weighted average credit score of the Group I Mortgage Loans that had credit scores was approximately 610.

Original Terms to Maturity of the Group I Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
120	10	$293,609.77	0.04%	11.328%	119	99.53%	644
180	43	2,528,326.94	0.39	9.214	179	88.51	628
240	7	1,372,462.63	0.21	7.683	239	72.04	665
360	3,286	650,929,669.98	99.36	8.640	359	79.56	610
Total	3,346	$655,124,069.32	100.00%	8.641%	358	79.59%	610
___________________
(1)	The weighted average original term to maturity of the Group I Mortgage Loans was approximately 359 months.

Remaining Terms to Maturity of the Group I Mortgage Loans(1)

State Remaining Term (months)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
61 - 120	10	$293,609.77	0.04%	11.328%	119	99.53%	644
121 - 180	43	2,528,326.94	0.39	9.214	179	88.51	628
181 - 240	7	1,372,462.63	0.21	7.683	239	72.04	665
301 - 360	3,286	650,929,669.98	99.36	8.640	359	79.56	610
Total	3,346	$655,124,069.32	100.00%	8.641	358	79.59%	610
___________________
(1)	The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 358 months.

Property Types of the Group I Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
2 Units	280	$75,601,432.26	11.54%	8.463%	358	78.19%	627
3 Units	16	6,239,477.23	0.95	8.122	359	74.00	656
4 Units	18	5,868,254.13	0.90	8.542	359	71.52	655
Condominium	227	38,815,277.93	5.92	8.765	358	81.18	624
Single Family	2,805	528,599,627.77	80.69	8.665	358	79.82	605
Total	3,346	$655,124,069.32	100.00%	8.641%	358	79.59%	610

Occupancy Status of the Group I Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
Non-owner	301	$61,727,439.33	9.42%	8.905%	358	81.60%	637
Primary	3,003	583,391,792.79	89.05	8.611	358	79.50	607
Second Home	42	10,004,837.20	1.53	8.780	359	72.43	603
Total	3,346	$655,124,069.32	100.00%	8.641%	358	79.59%	610
___________________
(1)	Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Group I Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
Cash Out Refinance	2,272	$499,175,064.60	76.20%	8.620%	358	78.42%	604
Home Improvement	125	30,780,187.52	4.70	8.401	357	75.58	600
Purchase	904	117,057,517.68	17.87	8.793	357	85.77	638
Rate/Term Refinance	45	8,111,299.52	1.24	8.664	359	77.17	604
Total	3,346	$655,124,069.32	100.00%	8.641%	358	79.59%	610

Original Loan-to-Value Ratios of the Group I Mortgage Loans(1)(2)

Original LTV (%)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
0.01 - 49.99	111	$20,071,528.96	3.06%	8.542%	357	40.49%	604
50.00 - 54.99	54	10,625,985.90	1.62	8.758	355	52.45	590
55.00 - 59.99	75	17,891,522.62	2.73	8.856	359	57.52	586
60.00 - 64.99	116	26,350,503.45	4.02	9.009	359	62.51	595
65.00 - 69.99	141	30,324,925.42	4.63	8.935	359	66.87	578
70.00 - 74.99	207	50,582,826.82	7.72	8.836	359	71.75	586
75.00 - 79.99	285	67,842,919.53	10.36	8.744	358	76.54	592
80.00	813	169,705,701.18	25.90	8.257	358	80.00	629
80.01 - 84.99	74	17,845,446.35	2.72	8.245	359	83.66	605
85.00 - 89.99	339	73,491,365.75	11.22	8.441	359	86.10	605
90.00 - 94.99	542	107,580,906.76	16.42	8.714	358	90.25	611
95.00 - 99.99	160	30,207,660.96	4.61	8.619	358	95.24	625
100.00	429	32,602,775.62	4.98	9.909	351	100.00	649
Total	3,346	$655,124,069.32	100.00%	8.641%	358	79.59%	610
___________________
(1)
The weighted average original loan-to-value ratio, with respect to first-lien Mortgage Loans or combined original loan-to-value, with respect to second-lien Mortgage Loans as of the Cut-off Date was approximately 79.59%

(2)	For a description of the determination of loan-to-value ratio by the related Originator see “The Originator” in this prospectus supplement.

Product Type of the Group I Mortgage Loans

Product Type	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
2/28 6 MO LIBOR	1,351	254,997,670.29	38.92%	9.182%	359	79.73%	587
2/28 6 MO LIBOR 40/30 Balloon	884	207,325,541.65	31.65	8.489	359	78.70	606
2/28 6 MO LIBOR 50/30 Balloon	149	35,692,081.42	5.45	8.403	359	79.67	610
2/28 6 MO LIBOR IO	41	9,561,949.31	1.46	7.603	359	84.16	664
3/27 6 MO LIBOR	36	6,863,420.67	1.05	8.565	359	83.72	627
3/27 6 MO LIBOR 40/30 Balloon	30	6,789,264.01	1.04	8.148	359	79.59	631
3/27 6 MO LIBOR 50/30 Balloon	13	3,610,413.08	0.55	8.327	359	83.96	627
3/27 6 MO LIBOR IO	4	669,000.00	0.10	7.494	359	87.12	670
5/25 6 MO LIBOR	6	1,360,209.88	0.21	8.359	359	89.26	654
5/25 6 MO LIBOR 40/30 Balloon	2	313,941.27	0.05	8.660	359	55.84	648
5/25 6 MO LIBOR 50/30 Balloon	2	735,872.93	0.11	7.221	359	79.43	619
5/25 6 MO LIBOR IO	3	407,875.00	0.06	7.643	359	81.22	673
Fixed Rate	715	96,033,989.28	14.66	8.164	352	79.69	651
Fixed Rate 40/30 Balloon	79	22,014,941.54	3.36	7.501	359	80.45	672
Fixed Rate 50/30 Balloon	31	8,747,898.99	1.34	7.583	359	81.24	661
Total	3,346	655,124,069.32	100.00%	8.641%	358	79.59%	610

Geographic Distribution of the Mortgaged Properties related to the Group I Mortgage Loans(1)

Geographic Distribution	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
Alabama	2	$331,500.00	0.05%	8.415%	360	96.33%	654
Arizona	77	13,941,616.57	2.13	8.649	359	82.38	610
Arkansas	2	212,408.80	0.03	10.156	359	93.01	580
California	379	104,118,831.54	15.89	8.314	358	73.80	612
Colorado	50	6,745,852.37	1.03	8.480	357	86.85	626
Connecticut	62	11,266,423.08	1.72	8.854	359	79.71	607
Delaware	9	1,266,441.43	0.19	9.083	359	81.91	578
District of Columbia	28	6,416,197.30	0.98	8.490	359	72.65	599
Florida	448	87,405,086.53	13.34	8.800	359	79.06	596
Georgia	168	22,487,619.29	3.43	8.864	355	85.58	605
Hawaii	30	10,295,417.24	1.57	8.012	359	72.22	623
Idaho	20	3,261,188.48	0.50	8.771	359	84.38	601
Illinois	324	55,279,361.17	8.44	8.678	359	82.26	619
Indiana	25	2,429,354.85	0.37	9.359	359	85.71	593
Iowa	4	607,719.57	0.09	9.345	359	87.25	588
Kansas	4	302,600.82	0.05	9.759	326	93.49	591
Kentucky	13	1,603,760.83	0.24	8.902	340	89.08	584
Maine	5	810,936.81	0.12	9.320	359	91.93	595
Maryland	275	57,003,339.22	8.70	8.805	357	80.55	602
Massachusetts	170	39,878,143.95	6.09	8.517	359	80.40	622
Michigan	70	8,258,484.91	1.26	9.396	358	87.52	595
Minnesota	68	10,131,627.29	1.55	8.743	358	83.93	629
Missouri	28	2,650,619.60	0.40	9.357	358	89.18	596
Montana	1	136,776.31	0.02	9.700	359	90.00	617
Nebraska	4	349,466.29	0.05	8.783	359	86.86	607
Nevada	33	6,386,082.63	0.97	8.688	359	78.59	605
New Hampshire	9	1,519,689.79	0.23	9.472	359	78.61	556
New Jersey	149	34,936,819.40	5.33	8.991	359	79.25	600
New Mexico	18	2,367,787.16	0.36	8.892	359	82.92	612
New York	226	65,666,298.68	10.02	8.273	358	76.59	624
North Carolina	65	8,504,246.55	1.30	8.930	357	84.51	609
Ohio	38	3,786,266.37	0.58	9.031	359	87.23	608
Oklahoma	4	387,054.90	0.06	9.310	359	81.49	581
Oregon	15	2,853,743.69	0.44	8.426	359	80.39	626
Pennsylvania	88	10,852,143.00	1.66	8.923	357	86.38	617
Rhode Island	33	6,496,401.59	0.99	8.576	359	81.66	628
South Carolina	31	3,936,471.82	0.60	8.896	359	84.33	596
Tennessee	27	2,832,781.09	0.43	8.766	354	84.56	599
Texas	84	12,089,189.78	1.85	8.059	349	79.02	635
Utah	22	3,244,398.30	0.50	9.039	359	86.11	595
Virginia	108	22,101,936.34	3.37	8.913	359	79.38	596
Washington	57	9,745,754.22	1.49	8.658	359	83.55	614
West Virginia	9	1,586,777.88	0.24	9.138	359	87.64	585
Wisconsin	64	8,639,451.88	1.32	8.848	358	85.23	621
Total	3,346	$655,124,069.32	100.00%	8.641%	358	79.59%	610
___________________
(1)	The greatest ZIP Code geographic concentration of Group I Mortgage Loans was approximately 0.56 % in the 20743 ZIP Code.

Documentation Levels of the Group I Mortgage Loans(1)

Documentation Type	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
Easy Documentation	31	$7,090,408.60	1.08%	8.567%	359	79.08%	588
Full Documentation	2,243	417,742,954.05	63.77	8.338	358	81.87	611
Stated Documentation	1,072	230,290,706.67	35.15	9.194	358	75.46	608
Total	3,346	$655,124,069.32	100.00%	8.641%	358	79.59%	610
___________________
(1)	For a description of each Documentation Level, see “The Originator” in this prospectus supplement.

Current Mortgage Rates of the Group I Mortgage Loans(1)

Current Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
5.000 - 5.499	1	$300,000.00	0.05%	5.450%	360	75.00%	641
5.500 - 5.999	31	7,742,078.35	1.18	5.918	359	63.40	691
6.000 - 6.499	71	20,580,334.33	3.14	6.265	359	71.46	698
6.500 - 6.999	181	49,244,736.84	7.52	6.796	356	75.53	666
7.000 - 7.499	191	45,597,039.83	6.96	7.268	358	78.79	646
7.500 - 7.999	397	94,713,360.35	14.46	7.765	358	80.50	636
8.000 - 8.499	361	78,412,659.46	11.97	8.262	359	82.35	620
8.500 - 8.999	638	135,139,627.10	20.63	8.767	358	82.56	601
9.000 - 9.499	371	69,492,392.58	10.61	9.258	359	81.15	584
9.500 - 9.999	395	69,938,606.79	10.68	9.728	358	80.06	570
10.000 - 10.499	190	24,069,255.70	3.67	10.225	357	80.17	567
10.500 - 10.999	158	24,390,390.28	3.72	10.724	358	74.84	549
11.000 - 11.499	110	10,686,991.47	1.63	11.216	356	77.75	563
11.500 - 11.999	111	12,569,553.57	1.92	11.698	356	71.67	555
12.000 - 12.499	93	7,435,515.64	1.13	12.264	352	74.30	567
12.500 - 12.999	47	4,811,527.03	0.73	12.689	354	67.71	547
Total	3,346	$655,124,069.32	100.00%	8.641%	358	79.59%	610
___________________
(1)	The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 8.641% per annum.

Gross Margins of the Adjustable-Rate Group I Mortgage Loans(1)

Gross Margin (%)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
2.500 - 2.999	1	$300,000.00	0.06%	5.450%	360	75.00%	641
3.000 - 3.499	8	1,886,609.18	0.36	5.709	359	72.12	660
3.500 - 3.999	21	5,196,041.64	0.98	6.453	360	71.21	652
4.000 - 4.499	65	16,319,852.75	3.09	6.770	359	77.60	666
4.500 - 4.999	139	33,863,990.91	6.41	7.390	359	77.59	640
5.000 - 5.499	216	48,423,488.93	9.17	7.870	359	80.28	625
5.500 - 5.999	337	73,415,552.08	13.90	8.534	359	80.98	607
6.000 - 6.499	399	85,467,532.55	16.18	8.755	359	82.30	598
6.500 - 6.999	1,335	263,454,171.47	49.87	9.425	359	78.63	581
Total	2,521	$528,327,239.51	100.00%	8.793%	359	79.50%	599
___________________
(1)	The weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 6.236% per annum.

Month of Next Rate Adjustment for the Adjustable-Rate Group I Mortgage Loans(1)

Month of Next Rate Change	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
February 1, 2008	1	$153,205.72	0.03%	7.200%	353	80.00%	637
March 1, 2008	1	175,624.65	0.03	7.300	354	80.00	711
April 1, 2008	5	1,048,874.20	0.20	7.820	355	80.98	605
May 1, 2008	11	2,705,778.13	0.51	7.739	356	79.43	686
June 1, 2008	89	18,539,508.36	3.51	8.814	357	78.74	596
July 1, 2008	366	74,856,131.79	14.17	8.913	358	79.90	590
August 1, 2008	858	176,374,928.70	33.38	8.842	359	79.19	595
September 1, 2008	1,074	228,909,333.12	43.33	8.779	360	79.44	601
October 1, 2008	20	4,813,858.00	0.91	8.840	360	78.52	594
June 1, 2009	3	711,710.74	0.13	10.606	357	70.08	533
July 1, 2009	3	526,516.26	0.10	7.777	358	85.78	642
August 1, 2009	31	6,275,985.56	1.19	8.442	359	83.10	637
September 1, 2009	37	8,535,235.20	1.62	8.107	359	81.31	631
October 1, 2009	9	1,882,650.00	0.36	8.159	360	88.07	634
July 1, 2011	2	550,297.01	0.10	7.989	358	89.87	652
August 1, 2011	5	987,560.56	0.19	8.515	359	77.44	637
September 1, 2011	6	1,280,041.51	0.24	7.590	359	81.71	653
Total	2,521	$528,327,239.51	100.00%	8.793%	359	79.50%	599
___________________
(1)	The weighted average time until the next Adjustment Date for the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 24 months.

Maximum Mortgage Rates of the Adjustable-Rate Group I Mortgage Loans(1)

Maximum Interest Rate (%)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
11.000 - 11.499	1	$300,000.00	0.06%	5.450%	360	75.00%	641
11.500 - 11.999	10	2,242,513.49	0.42	5.740	359	73.37	666
12.000 - 12.499	23	6,312,595.49	1.19	6.339	359	76.08	670
12.500 - 12.999	95	24,855,696.71	4.70	6.808	359	76.15	663
13.000 - 13.499	141	33,377,283.94	6.32	7.268	359	78.91	642
13.500 - 13.999	306	72,993,539.52	13.82	7.767	359	80.33	630
14.000 - 14.499	310	67,810,550.58	12.83	8.267	359	82.14	616
14.500 - 14.999	580	123,879,094.51	23.45	8.769	359	82.35	599
15.000 - 15.499	351	66,499,216.70	12.59	9.257	359	81.18	583
15.500 - 15.999	329	62,415,920.45	11.81	9.726	359	79.66	567
16.000 - 16.499	124	20,953,110.37	3.97	10.228	359	77.79	554
16.500 - 16.999	110	20,622,008.53	3.90	10.711	359	72.20	537
17.000 - 17.499	39	7,121,511.07	1.35	11.190	359	68.90	529
17.500 - 17.999	55	10,256,762.43	1.94	11.691	359	65.54	539
18.000 - 18.499	25	4,791,317.90	0.91	12.253	359	60.22	542
18.500 - 18.999	22	3,896,117.82	0.74	12.691	359	60.20	531
Total	2,521	$528,327,239.51	100.00%	8.793%	359	79.50%	599
___________________
(1)	The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 14.793% per annum.

Minimum Mortgage Rates of the Adjustable-Rate Group I Mortgage Loans(1)

Minimum Interest Rate (%)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
5.000 - 5.499	1	$300,000.00	0.06%	5.450%	360	75.00%	641
5.500 - 5.999	10	2,242,513.49	0.42	5.740	359	73.37	666
6.000 - 6.499	23	6,312,595.49	1.19	6.339	359	76.08	670
6.500 - 6.999	95	24,855,696.71	4.70	6.808	359	76.15	663
7.000 - 7.499	142	33,587,540.32	6.36	7.268	359	78.92	642
7.500 - 7.999	305	72,783,283.14	13.78	7.768	359	80.33	630
8.000 - 8.499	310	67,810,550.58	12.83	8.267	359	82.14	616
8.500 - 8.999	580	123,879,094.51	23.45	8.769	359	82.35	599
9.000 - 9.499	351	66,499,216.70	12.59	9.257	359	81.18	583
9.500 - 9.999	329	62,415,920.45	11.81	9.726	359	79.66	567
10.000 - 10.499	124	20,953,110.37	3.97	10.228	359	77.79	554
10.500 - 10.999	110	20,622,008.53	3.90	10.711	359	72.20	537
11.000 - 11.499	40	7,231,511.07	1.37	11.189	359	68.78	529
11.500 - 11.999	54	10,146,762.43	1.92	11.697	359	65.59	539
12.000 - 12.499	25	4,791,317.90	0.91	12.253	359	60.22	542
12.500 - 12.999	22	3,896,117.82	0.74	12.691	359	60.20	531
Total	2,521	$528,327,239.51	100.00%	8.793%	359	79.50%	599
___________________
(1)	The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 8.793% per annum.

Initial Periodic Rate Caps of the Adjustable-Rate Group I Mortgage Loans(1)

Initial Period Cap Rate (%)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
2.000	24	5,364,502.50	1.02%	8.292%	356	78.25%	638
3.000	2,497	522,962,737.01	98.98	8.798	359	79.52	599
Total	2,521	528,327,239.51	100.00%	8.793%	359	79.50%	599
___________________
(1)	Relates solely to initial rate adjustments.

Subsequent Periodic Rate Caps of the Adjustable-Rate Group I Mortgage Loans(1)

Subsequent Period Cap Rate (%)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
1.500	2,521	528,327,239.51	100.00%	8.793%	359	79.50%	599
Total	2,521	528,327,239.51	100.00%	8.793%	359	79.50%	599
___________________
(1)	Relates to all rate adjustments subsequent to initial rate adjustments.

Cut-off Date Principal Balances of the Group II Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
0.01 - 50,000.00	293	$10,630,030.02	1.15%	11.443%	339	98.79%	648
50,000.01 - 100,000.00	683	51,401,020.88	5.55	10.657	358	93.44	637
100,000.01 - 150,000.00	492	61,077,529.21	6.60	10.056	358	89.67	633
150,000.01 - 200,000.00	389	68,385,824.62	7.39	8.877	358	84.79	636
200,000.01 - 250,000.00	263	58,919,567.67	6.36	8.557	359	82.87	627
250,000.01 - 300,000.00	226	61,852,725.44	6.68	8.370	359	82.91	640
300,000.01 - 350,000.00	211	68,551,184.16	7.40	8.075	359	82.61	652
350,000.01 - 400,000.00	154	57,577,590.37	6.22	8.258	359	83.16	648
400,000.01 - 450,000.00	171	73,438,305.51	7.93	8.345	359	82.02	636
450,000.01 - 500,000.00	187	89,044,626.56	9.62	8.070	359	81.50	647
500,000.01 - 550,000.00	163	85,552,139.20	9.24	8.037	359	82.37	649
550,000.01 - 600,000.00	108	62,200,099.59	6.72	8.134	359	82.51	639
600,000.01 - 650,000.00	66	41,515,417.86	4.48	7.715	356	80.15	653
650,000.01 - 700,000.00	50	33,756,280.70	3.65	8.047	359	81.17	651
700,000.01 - 750,000.00	36	26,108,263.68	2.82	8.312	359	80.56	637
750,000.01 - 800,000.00	62	48,589,217.83	5.25	8.214	359	78.03	643
800,000.01 - 850,000.00	11	9,076,992.24	0.98	7.354	359	76.49	656
850,000.01 - 900,000.00	3	2,600,677.31	0.28	8.120	359	81.71	634
900,000.01 - 950,000.00	1	920,000.00	0.10	7.100	359	80.00	695
950,000.01 - 1,000,000.00	9	8,888,417.57	0.96	7.133	359	78.06	680
1,000,000.01+	5	5,725,624.34	0.62	7.147	359	78.56	679
Total	3,583	$925,811,534.76	100.00%	8.504%	358	83.32%	643
___________________
(1)	The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $258,390.

Credit Scores for the Group II Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
500 - 524	100	$29,096,070.06	3.14%	10.233%	358	72.50%	511
525 - 549	134	34,551,513.42	3.73	9.661	359	76.98	537
550 - 574	226	61,301,327.00	6.62	9.063	357	83.90	562
575 - 599	247	75,918,894.44	8.20	8.853	359	84.69	587
600 - 624	690	149,708,511.88	16.17	8.601	359	85.71	611
625 - 649	606	143,818,540.64	15.53	8.500	359	84.59	639
650 - 674	660	164,233,274.45	17.74	8.302	358	83.92	662
675 - 699	426	113,356,764.35	12.24	8.105	359	83.69	687
700+	494	153,826,638.52	16.62	7.943	358	81.44	732
Total	3,583	$925,811,534.76	100.00%	8.504%	358	83.32%	643
___________________
(1)	The weighted average credit score of the Group II Mortgage Loans that had credit scores was approximately 643.

Original Terms to Maturity of the Group II Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
120	8	$498,847.78	0.05%	11.275%	119	99.58%	684
180	50	1,788,622.95	0.19	10.320	179	85.82	623
240	6	357,705.21	0.04	10.837	238	90.76	602
360	3,519	923,166,358.82	99.71	8.498	359	83.30	643
Total	3,583	$925,811,534.76	100.00%	8.504%	358	83.32%	643
___________________
(1)	The weighted average original term to maturity of the Group II Mortgage Loans was approximately 359 months.

Remaining Terms to Maturity of the Group II Mortgage Loans(1)

State Remaining Term (months)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
61 - 120	8	$498,847.78	0.05%	11.275%	119	99.58%	684
121 - 180	50	1,788,622.95	0.19	10.320	179	85.82	623
181 - 240	6	357,705.21	0.04	10.837	238	90.76	602
301 - 360	3,519	923,166,358.82	99.71	8.498	359	83.30	643
Total	3,583	$925,811,534.76	100.00%	8.504%	358	83.32%	643
___________________
(1)	The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 358 months.

Property Types of the Group II Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
2 Units	262	$72,338,121.72	7.81%	8.503%	359	83.94%	664
3 Units	19	6,357,272.77	0.69	8.266	357	85.89	683
4 Units	11	3,339,622.90	0.36	8.188	358	82.94	670
Condominium	279	57,377,587.10	6.20	8.762	358	83.68	652
PUD	1	822,000.00	0.09	8.950	360	78.29	588
Single Family	3,011	785,576,930.27	84.85	8.488	358	83.22	640
Total	3,583	$925,811,534.76	100.00%	8.504%	358	83.32%	643

Occupancy Status of the Group II Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
Non-owner	156	$28,771,856.43	3.11%	8.972%	357	82.34%	647
Primary	3,415	892,495,384.00	96.40	8.494	358	83.35	643
Second Home	12	4,544,294.33	0.49	7.593	359	83.15	665
Total	3,583	$925,811,534.76	100.00%	8.504%	358	83.32%	643
___________________
(1)	Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Group II Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
Cash Out Refinance	954	$324,690,337.84	35.07%	8.394%	358	80.97%	619
Home Improvement	62	23,559,257.32	2.54	8.340	359	82.48	633
Purchase	2,545	568,756,672.40	61.43	8.582	358	84.74	657
Rate/Term Refinance	22	8,805,267.20	0.95	7.989	359	80.05	621
Total	3,583	$925,811,534.76	100.00%	8.504%	358	83.32%	643

Original Loan-to-Value Ratios of the Group II Mortgage Loans(1)(2)

Original LTV (%)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
0.01 - 49.99	32	$7,642,796.17	0.83%	8.041%	359	42.28%	624
50.00 - 54.99	15	5,418,678.85	0.59	7.990	359	51.96	624
55.00 - 59.99	25	8,050,092.03	0.87	8.746	358	57.90	590
60.00 - 64.99	45	15,900,409.72	1.72	8.125	352	63.41	629
65.00 - 69.99	50	16,852,151.96	1.82	8.568	359	66.41	621
70.00 - 74.99	75	24,983,226.47	2.70	8.751	359	72.32	593
75.00 - 79.99	113	47,634,029.74	5.15	8.165	359	77.15	614
80.00	1,279	437,345,492.83	47.24	7.953	359	80.00	663
80.01 - 84.99	42	15,714,008.50	1.70	8.215	359	83.89	622
85.00 - 89.99	260	82,755,563.62	8.94	8.410	359	85.85	609
90.00 - 94.99	397	112,602,362.52	12.16	8.638	359	90.21	619
95.00 - 99.99	198	43,443,609.30	4.69	9.062	357	95.31	618
100.00	1,052	107,469,113.05	11.61	10.677	357	100.00	659
Total	3,583	$925,811,534.76	100.00%	8.504%	358	83.32%	643
___________________
(1)
The weighted average original loan-to-value ratio, with respect to first-lien Mortgage Loans or combined original loan-to-value, with respect to second-lien Mortgage Loans as of the Cut-off Date was approximately 83.32%

(2)	For a description of the determination of loan-to-value ratio by the related Originator see “The Originator” in this prospectus supplement.

Product Type of the Group II Mortgage Loans

Product Type	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
2/28 6 MO LIBOR	1,071	$286,994,385.25	31.00%	8.775%	359	83.33%	621
2/28 6 MO LIBOR 40/30 Balloon	720	266,353,302.34	28.77	8.303	359	81.06	646
2/28 6 MO LIBOR 50/30 Balloon	141	58,252,107.87	6.29	8.095	359	82.36	644
2/28 6 MO LIBOR IO	274	95,680,561.78	10.33	7.752	359	82.34	646
3/27 6 MO LIBOR	27	6,537,295.25	0.71	8.356	359	84.99	637
3/27 6 MO LIBOR 40/30 Balloon	19	8,302,399.49	0.90	7.653	359	80.52	671
3/27 6 MO LIBOR 50/30 Balloon	9	4,940,516.75	0.53	7.552	359	82.08	675
3/27 6 MO LIBOR IO	13	3,868,706.00	0.42	7.611	359	88.07	660
5/25 6 MO LIBOR	5	2,030,586.31	0.22	8.663	359	82.99	622
5/25 6 MO LIBOR 40/30 Balloon	1	484,687.25	0.05	7.600	358	66.44	676
5/25 6 MO LIBOR 50/30 Balloon	1	271,546.33	0.03	6.800	359	80.00	658
5/25 6 MO LIBOR IO	5	2,054,600.00	0.22	7.016	359	79.77	650
Fixed Rate	1,232	162,169,074.31	17.52	9.262	356	88.63	667
Fixed Rate 40/30 Balloon	43	18,704,574.28	2.02	7.401	359	79.58	671
Fixed Rate 50/30 Balloon	22	9,167,191.55	0.99	7.307	359	80.27	656
Total	3,583	$925,811,534.76	100.00%	8.504%	358	83.32%	643

Geographic Distribution of the Mortgaged Properties related to the Group II Mortgage Loans(1)

Geographic Distribution	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
Arizona	78	$15,643,139.59	1.69%	8.661%	359	84.47%	632
Arkansas	7	1,136,191.21	0.12	8.888	359	92.81	588
California	799	270,605,364.37	29.23	8.241	359	82.27	653
Colorado	37	7,524,521.35	0.81	8.395	359	86.63	618
Connecticut	34	8,907,306.42	0.96	8.499	359	85.73	641
Delaware	10	1,263,875.10	0.14	9.478	346	85.51	598
District of Columbia	15	5,417,790.90	0.59	8.904	359	77.93	626
Florida	674	141,102,745.80	15.24	8.647	359	83.10	636
Georgia	118	21,433,091.83	2.32	8.467	359	86.06	642
Hawaii	29	9,496,039.62	1.03	8.342	359	81.91	657
Idaho	8	1,193,134.40	0.13	9.723	358	83.29	567
Illinois	204	43,915,539.43	4.74	8.904	357	85.52	643
Indiana	14	2,422,671.60	0.26	8.985	358	89.94	631
Kansas	2	211,974.60	0.02	9.916	359	85.38	666
Kentucky	8	1,314,101.03	0.14	7.826	356	80.65	609
Maine	4	433,707.66	0.05	9.892	350	81.22	571
Maryland	225	66,344,769.20	7.17	8.589	359	82.63	630
Massachusetts	83	25,146,120.95	2.72	8.425	358	81.99	625
Michigan	56	8,919,454.20	0.96	9.272	356	88.49	609
Minnesota	23	5,010,257.31	0.54	8.150	359	81.37	627
Missouri	17	1,462,483.83	0.16	9.699	356	87.64	590
Nebraska	1	120,545.49	0.01	9.900	359	90.00	562
Nevada	52	13,370,811.72	1.44	8.644	359	85.19	644
New Hampshire	10	2,495,019.07	0.27	8.946	359	84.64	614
New Jersey	154	44,848,331.55	4.84	8.695	358	84.63	649
New Mexico	7	1,777,929.11	0.19	9.563	357	74.23	573
New York	354	114,637,078.62	12.38	8.338	359	83.13	661
North Carolina	45	6,087,401.28	0.66	9.286	358	86.50	615
Ohio	37	4,940,200.67	0.53	8.933	358	89.16	616
Oklahoma	1	51,982.63	0.01	11.300	359	80.00	543
Oregon	8	1,458,254.25	0.16	9.154	356	78.49	589
Pennsylvania	74	9,955,677.15	1.08	9.192	357	82.27	605
Rhode Island	13	2,703,634.44	0.29	9.300	359	85.42	638
South Carolina	23	4,274,998.65	0.46	8.874	357	87.56	600
Tennessee	38	3,918,555.37	0.42	9.521	359	87.22	590
Texas	78	15,930,568.68	1.72	8.172	351	80.19	653
Utah	10	2,102,370.91	0.23	8.938	359	88.42	630
Virginia	137	36,552,864.87	3.95	8.633	359	84.25	635
Washington	57	13,955,585.05	1.51	8.544	359	83.63	623
West Virginia	5	991,778.43	0.11	7.857	358	90.02	625
Wisconsin	34	6,733,666.42	0.73	8.531	359	86.54	629
Total	3,583	$925,811,534.76	100.00%	8.504%	358	83.32%	643
___________________
(1)	The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 0.49% in the 20721 ZIP Code.

Documentation Levels of the Group II Mortgage Loans(1)

Documentation Type	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
Easy Documentation	44	$13,238,888.45	1.43%	8.689%	357	87.40%	605
Full Documentation	2,098	516,415,510.49	55.78	8.162	358	84.30	631
Stated Documentation	1,441	396,157,135.82	42.79	8.944	359	81.90	659
Total	3,583	$925,811,534.76	100.00%	8.504%	358	83.32%	643
___________________
(1)	For a description of each Documentation Level, see “The Originator” in this prospectus supplement.

Current Mortgage Rates of the Group II Mortgage Loans(1)

Current Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
5.000 - 5.499	1	$304,000.00	0.03%	5.390%	360	80.00%	671
5.500 - 5.999	31	16,063,763.16	1.74	5.981	359	68.57	721
6.000 - 6.499	70	32,086,307.69	3.47	6.276	359	76.49	684
6.500 - 6.999	178	77,002,109.65	8.32	6.798	359	80.24	672
7.000 - 7.499	220	81,402,558.37	8.79	7.258	357	80.60	660
7.500 - 7.999	453	166,560,076.49	17.99	7.773	359	81.62	660
8.000 - 8.499	355	121,242,285.42	13.10	8.263	359	81.91	649
8.500 - 8.999	489	165,138,535.46	17.84	8.754	359	83.43	633
9.000 - 9.499	278	79,809,781.34	8.62	9.216	359	84.41	616
9.500 - 9.999	333	64,695,912.02	6.99	9.730	359	86.43	592
10.000 - 10.499	224	30,735,577.00	3.32	10.221	356	89.66	604
10.500 - 10.999	245	29,643,784.21	3.20	10.780	357	88.64	615
11.000 - 11.499	259	24,696,343.13	2.67	11.237	357	95.80	653
11.500 - 11.999	186	16,694,455.12	1.80	11.724	357	97.11	636
12.000 - 12.499	169	13,825,942.86	1.49	12.254	358	93.25	610
12.500 - 12.999	61	4,311,081.17	0.47	12.745	342	88.08	596
13.000 - 13.499	21	1,006,913.79	0.11	13.175	342	97.74	620
13.500 - 13.999	9	332,107.88	0.04	13.779	290	84.67	603
14.000 - 14.499	1	260,000.00	0.03	14.250	360	65.00	520
Total	3,583	$925,811,534.76	100.00%	8.504%	358	83.32%	643
___________________
(1)	The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 8.504% per annum.

Gross Margins of the Adjustable-Rate Group II Mortgage Loans(1)

Gross Margin (%)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
2.500 - 2.999	1	$304,000.00	0.04%	5.390%	360	80.00%	671
3.000 - 3.499	3	1,855,654.72	0.25	5.968	359	80.00	652
3.500 - 3.999	24	10,270,735.17	1.40	6.331	359	80.51	675
4.000 - 4.499	88	34,196,846.78	4.65	6.814	359	81.20	667
4.500 - 4.999	156	59,506,241.24	8.09	7.239	359	81.34	660
5.000 - 5.499	269	97,968,321.24	13.32	7.735	359	81.54	657
5.500 - 5.999	311	113,314,927.94	15.40	8.306	359	81.86	646
6.000 - 6.499	319	108,318,171.58	14.72	8.700	359	84.13	639
6.500 - 6.999	1,115	310,035,795.95	42.14	8.977	359	82.39	617
Total	2,286	$735,770,694.62	100.00%	8.380%	359	82.28%	637
___________________
(1)	The weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 6.080% per annum.

Month of Next Rate Adjustment for the Adjustable-Rate Group II Mortgage Loans(1)

Month of Next Rate Change	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
April 1, 2008	7	$3,268,093.58	0.44%	8.036%	355	79.47%	667
May 1, 2008	12	5,105,779.22	0.69	8.490	356	78.47	618
June 1, 2008	100	31,718,317.94	4.31	8.451	357	83.12	642
July 1, 2008	305	89,065,981.49	12.11	8.560	358	82.23	634
August 1, 2008	834	260,920,478.84	35.46	8.457	359	81.87	631
September 1, 2008	932	313,176,664.17	42.56	8.313	359	82.58	640
October 1, 2008	16	4,025,042.00	0.55	8.246	360	83.43	616
July 1, 2009	6	1,476,978.47	0.20	7.851	358	79.84	687
August 1, 2009	28	8,959,591.08	1.22	7.816	359	85.18	668
September 1, 2009	33	12,908,347.94	1.75	7.875	359	82.50	653
October 1, 2009	1	304,000.00	0.04	5.390	360	80.00	671
July 1, 2011	2	998,037.87	0.14	8.243	358	73.41	697
August 1, 2011	3	886,810.76	0.12	6.867	359	80.86	663
September 1, 2011	7	2,956,571.26	0.40	7.853	359	81.64	616
Total	2,286	$735,770,694.62	100.00%	8.380%	359	82.28%	637
___________________
(1)	The weighted average time until the next Adjustment Date for the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 24 months.

Maximum Mortgage Rates of the Adjustable-Rate Group II Mortgage Loans(1)

Maximum Interest Rate (%)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
11.000 - 11.499	1	$304,000.00	0.04%	5.390%	360	80.00%	671
11.500 - 11.999	4	2,175,824.88	0.30	5.922	358	80.00	681
12.000 - 12.499	29	12,130,302.94	1.65	6.300	359	80.24	679
12.500 - 12.999	129	51,592,075.02	7.01	6.819	359	81.16	669
13.000 - 13.499	189	68,493,764.12	9.31	7.251	359	81.12	659
13.500 - 13.999	425	153,518,206.81	20.86	7.771	359	81.40	659
14.000 - 14.499	326	113,341,774.59	15.40	8.265	359	81.96	651
14.500 - 14.999	466	158,636,944.36	21.56	8.753	359	83.44	632
15.000 - 15.499	270	78,398,815.79	10.66	9.211	359	84.46	616
15.500 - 15.999	237	55,933,646.52	7.60	9.715	359	84.61	582
16.000 - 16.499	90	18,416,647.12	2.50	10.207	359	84.55	568
16.500 - 16.999	74	14,005,080.27	1.90	10.694	359	77.56	552
17.000 - 17.499	17	3,328,922.84	0.45	11.204	359	74.20	536
17.500 - 17.999	13	1,573,542.57	0.21	11.660	359	72.94	524
18.000 - 18.499	8	2,281,251.00	0.31	12.182	359	59.93	523
18.500 - 18.999	5	1,197,933.47	0.16	12.701	359	63.03	522
19.000 - 19.499	1	71,983.53	0.01	13.000	359	80.00	521
19.500 - 19.999	1	109,978.79	0.01	13.750	359	61.11	522
20.000 - 20.499	1	260,000.00	0.04	14.250	360	65.00	520
Total	2,286	$735,770,694.62	100.00%	8.380%	359	82.28%	637
___________________
(1)	The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 14.382% per annum.

Minimum Mortgage Rates of the Adjustable-Rate Group II Mortgage Loans(1)

Minimum Interest Rate (%)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
5.000 - 5.499	2	$664,000.00	0.09%	6.832%	360	80.00%	636
5.500 - 5.999	4	2,175,824.88	0.30	5.922	358	80.00	681
6.000 - 6.499	29	12,130,302.94	1.65	6.300	359	80.24	679
6.500 - 6.999	129	51,591,710.78	7.01	6.818	359	81.16	669
7.000 - 7.499	190	68,713,963.44	9.34	7.253	359	81.12	659
7.500 - 7.999	423	153,034,871.73	20.80	7.770	359	81.40	659
8.000 - 8.499	326	113,245,274.59	15.39	8.266	359	81.97	651
8.500 - 8.999	467	159,244,650.94	21.64	8.752	359	83.42	632
9.000 - 9.499	269	77,791,109.21	10.57	9.216	359	84.49	615
9.500 - 9.999	237	55,933,646.52	7.60	9.715	359	84.61	582
10.000 - 10.499	90	18,416,647.12	2.50	10.207	359	84.55	568
10.500 - 10.999	74	14,005,080.27	1.90	10.694	359	77.56	552
11.000 - 11.499	17	3,328,922.84	0.45	11.204	359	74.20	536
11.500 - 11.999	13	1,573,542.57	0.21	11.660	359	72.94	524
12.000 - 12.499	8	2,281,251.00	0.31	12.182	359	59.93	523
12.500 - 12.999	5	1,197,933.47	0.16	12.701	359	63.03	522
13.000 - 13.499	1	71,983.53	0.01	13.000	359	80.00	521
13.500 - 13.999	1	109,978.79	0.01	13.750	359	61.11	522
14.000 - 14.499	1	260,000.00	0.04	14.250	360	65.00	520
Total	2,286	$735,770,694.62	100.00%	8.380%	359	82.28%	637
___________________
(1)	The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 8.380% per annum.

Initial Periodic Rate Caps of the Adjustable-Rate Group II Mortgage Loans(1)

Initial Period Cap Rate (%)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
2.000	33	$12,936,905.81	1.76%	8.280%	356	80.47%	650
3.000	2,253	722,833,788.81	98.24	8.382	359	82.31	636
Total	2,286	$735,770,694.62	100.00%	8.380%	359	82.28%	637
___________________
(1)	Relates solely to initial rate adjustments.

Subsequent Periodic Rate Caps of the Adjustable-Rate Group II Mortgage Loans(1)

Subsequent Period Cap Rate (%)	Number of Mortgage Loans	Aggregate Principle Balance	Percentage of Aggregate Principal Balance of Mortgage Loans	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Original LTV	Weighted Average FICO
1.500	2,286	735,770,694.62	100.00%	8.380	359	82.28	637
Total	2,286	735,770,694.62	100.00%	8.380	359	82.28	637
___________________
(1)	Relates to all rate adjustments subsequent to initial rate adjustments.